UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 4, 2008 (May 29, 2008)

LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.
     Change in Certifying Accountant Applies Only to Certain of Registrant’s Benefit Plans: On May 29, 2008, the Administrative Committee of The Liz Claiborne 401(K) Savings and Profit Sharing Plan (the “Benefit Plan”) decided not to retain Deloitte & Touche LLP (“D&T”) as Independent Registered Accountant of the Benefit Plan. The Administrative Committee of the Benefit Plan approved the appointment of Grant Thorton LLP (“Grant Thorton”) as auditor for the year ended December 31, 2007.
     No Dissatisfaction with Services: The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by D&T.
     No Adverse Opinion or Disagreement: The reports of D&T on the Benefit Plan’s financial statements for each of the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Also, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure with respect to the Benefit Plan during each of the fiscal years ended December 31, 2006 and 2005, or at any time thereafter.
     No Prior Consultation with New Accountant: During each of the fiscal years ended December 31, 2006 and 2005, and prior to the appointment of Grant Thorton by the Administrative Committee as auditor of the Benefit Plan, neither the Benefit Plan nor anyone acting on behalf of the Benefit Plan consulted Grant Thorton about the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered on the Benefit Plan’s financial statements or any matter that was either the subject of a “disagreement” or a “reportable event” (as described in Regulation S-K, Item 304(a)(1)(iv) and (v), respectively). Consequently, no written or oral advice was provided to the Benefit Plan by Grant Thorton which that firm concluded was an important factor considered by the Benefit Plan in reaching a decision as to an accounting, auditing or financial reporting issue.
     The Benefit Plan requested that D&T furnish a letter addressed to the Securities and Exchange Commission stating that D&T agrees with the above statements. A copy of D&T’s letter dated June 4, 2008 is filed as Exhibit 16 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description

16	Letter of Deloitte & Touche LLP — dated June 4, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Date: June 4, 2008	By:	/s/ Nicholas Rubino
		Name:	Nicholas Rubino
		Title:	Vice President, General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description

16	Letter regarding change in certifying accountant from Deloitte & Touche LLP to the Securities and Exchange Commission, dated June 4, 2008.